UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [_]

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[_] Confidential, for Use of the Commission (only as permitted by Rule 14c-5(d)(2))
[_] Definitive Information Statement
[_] Definitive Additional Materials

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION
(Name of Registrant as Specified In Its Charter)

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[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Date Filed:_____________________

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION
2377 W. Foothill, Suite 18
Upland, CA 91786

PRELIMINARY COPY

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

___________________, 2011

To the Stockholders of Sustainable Environmental Technology Corporation:

NOTICE IS HEREBY GIVEN, that the holders of the outstanding shares of the common stock (“Common Stock”) of Sustainable Environmental Technologies Corporation, a California corporation (the “Corporation”) who, in the aggregate, hold a majority of the voting power of all shares of the Corporation’s Common Stock entitled to vote have by written consent in lieu of a special meeting approved of the following actions (“Actions”) to:

Amend the Corporation’s Articles of Incorporation to: (a) Implement a One for Fifteen (1:15) reverse stock split of the Corporation’s issued and outstanding Common Stock; (b) Reduce the total number of shares of Common Stock that the Corporation is authorized to issue to 100,000,000 shares of Common Stock, par value $0.001; and (c) Reduce the total number of shares of preferred stock that the Corporation is authorized to issue to 10,000,000 shares shall, par value $0.001 per share.

The cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The Board of Directors (the “Board”) approved the Actions by unanimous written consent effective December 9, 2011 and a majority of our stockholders approved the Actions in accordance with Sections 603(a)(2) and 903(a)(2) of the California Corporations Code effective December 9, 2011.

Your vote is not required to approve the Actions, and the enclosed Information Statement is not a request for your vote or a proxy. The accompanying information statement is furnished only to inform stockholders of the Actions taken by written consent described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Act”). Pursuant to Rule 14c-2 under the Act, the Actions will not take effect until a date that is at least 20 days after the date our Definitive Information Statement containing the same information in this Preliminary Information Statement has been mailed to our stockholders. It is anticipated that the Definitive Information Statement will first be mailed to you on or about December 27, 2011, and we anticipate an effective date of the Actions to be on or about January 19, 2012. No dissenter’s rights are afforded to our stockholders under the California Corporations Code in connection with the Actions described above.

This Notice and the attached Information Statement are being sent to you for informational purposes only, and you are not being asked to take any action with respect to the Actions.

By Order of the Board of Directors,

/s/ Bob Glaser
Bob Glaser, CEO, President and Chairperson of the Board of Directors

/s/ Keith Morlock
Keith Morlock, Secretary and Member of the Board of Directors

/s/ General Steve Ritchie
General Steve Ritchie, Member of the Board of Directors

PRELIMINARY INFORMATION STATEMENT

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION
2377 W. Foothill, Suite 18
Upland, CA 91786

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended

Approximate Date of Mailing: ____________, 2011

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This Preliminary Information Statement (“Information Statement”) has been filed with the Securities and Exchange Commission (“SEC”) pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is being furnished to the holders of the outstanding shares of our common stock, par value $0.001 (“Common Stock”), of SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION, a California corporation (“Corporation,” “we,” “us,” “our,” or similar terms).  Effective as of December 9, 2011, pursuant to Sections 603(a)(2) and 903(a)(2) of the California Corporations Code (“CCC”), the Corporation received, by written consent in lieu of a meeting, the approval of stockholders holding 113,326,018 voting shares of the Corporation’s total Common Stock, representing 51.09% of the total possible votes outstanding, authorizing the actions (“Actions”) to:

Amend the Corporation’s Articles of Incorporation to: (a) Implement a One for Fifteen (1:15) reverse stock split of the Corporation’s issued and outstanding Common Stock; (b) Reduce the total number of shares of Common Stock that the Corporation is authorized to issue to 100,000,000 shares of Common Stock, par value $0.001; and (c) Reduce the total number of shares of preferred stock that the Corporation is authorized to issue to 10,000,000 shares shall, par value $0.001 per share (the “Actions”).

A copy of the Corporation’s newly approved Certificate of Amendment to Articles of Incorporation  is attached to this Information Statement as Exhibit “A”.

APPROVAL BY MAJORITY WRITTEN CONSENT

The number of issued and outstanding shares of our Common Stock as of December 9, 2011 was 221,827,128.   Each share of our Common Stock is entitled to one vote per share of Common Stock.  We do not have any issued or outstanding shares of preferred stock, therefore there shall not be a vote of the preferred shares of stock.

Our Board of Directors (“the Board”) fixed December 9, 2011 as the record date (“Record Date”) for determining the stockholders entitled to give written consent to the Actions.  Pursuant to CCC §603(a)(2), and as of the Record Date, stockholders holding an aggregate of 113,326,018  shares of our outstanding shares of Common Stock being equal to 51.09% of the total voting power of all of the Corporation’s Common Stock, have executed a Majority Written Consent approving the Actions. Since our stockholders holding 51.09% of the voting power of our total issued and outstanding Common Stock have already approved of the Actions by written consent, we are not seeking approval for the Actions from any of our remaining stockholders, nor will they be given an opportunity to vote on the Actions.

All that is required to approve the Actions is to have a majority of the voting power vote in favor of the Actions. Accordingly, all necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to our stockholders of the Actions, as required by the Exchange Act.  However, our Board reserves the right to abandon the Actions at any time prior to the Effective Date, if it deems it appropriate to do so.

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the Actions cannot become effective until 20 days after the date our Definitive Information Statement is sent to our stockholders. We anticipate that our Definitive Information Statement will be mailed to our stockholders on or about December 27, 2011 (“Mailing Date”). We expect the Actions to become effective by filing a Certificate of Amendment to the Articles of Incorporation with the California Secretary of State 20 calendar days after the Mailing Date. Therefore, the effective date of the Actions is expected to be on or about January 19, 2012 (“Effective Date”).

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DESCRIPTION OF THE CORPORATE ACTIONS

Amendment of The Corporation’s Articles of Incorporation

The Actions include the following: (a) Implementation of a One for Fifteen (1:15) reverse stock split of the Corporation’s issued and outstanding Common Stock; (b) a reduction of the total number of shares of Common Stock that the Corporation is authorized to issue to 100,000,000 shares of Common Stock, par value $0.001; and (c) a reduction of the total number of shares of preferred stock that the Corporation is authorized to issue to 10,000,000 shares shall, par value $0.001 per share.

On December 9, 2011, the Board unanimously executed a unanimous written consent authorizing and recommending that our stockholders that it be in the best interest of the Corporation and its shareholders to approve the Actions. Effective as of the Record Date, shareholders, taking such recommendation from the Board and evaluating the Actions, the shareholders holding 113,326,018 shares, or 51.09% of the outstanding shares of our Common Stock, executed a written consent authorizing the Actions agreeing with the Board that such Actions were in the best interest of the Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of December 9, 2011, with respect to the beneficial ownership of our Common Stock by each person known by us to be the beneficial owner of more than five percent (5%) of our Common Stock and by each of our officers and directors, and by our officers and directors as a group. In addition, information is  provided regarding beneficial ownership of our Common Stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable officers, directors, officers and directors as a group, and five percent (5%) shareholders have the right to exercise in the next sixty (60) days) are exercised and additional shares of Common Stock are issued.

Beneficial Ownership as of December 9, 2011

Title of Class	Name and Address of Beneficial Owner (1)	Amount of current Beneficial Ownership excluding shares as specified in Rule 13d-3(d)(1). (2)	Percent of Class (3)	Amount of total Beneficial Ownership including ownership as specified in Rule 13d-3(d)(1). (2)	Percent of Class (3)
Common Stock
	Horst Geike	75,448,184	34.01%	99,439,748	40.45%
	31592 Vinedo Rd.
	Coto de Caza, CA 92679

	Grant King	16,795,834	7.57%	18,795,834	8.40%
	2377 W. Foothill, Ste. 18
	Upland, CA 91786

	Bob Glaser, CEO, President and Chairperson of the Board of Directors	6,532,000	2.94%	8,711,726	3.89%
	2377 W. Foothill, Ste. 18
	Upland, CA 91786

	Cynthia Glaser, CFO	150,000	0.07%	257,877	0.12%
	2377 W. Foothill, Ste. 18
	Upland, CA 91786

	Keith Morlock, Secretary and Director	7,600,000	3.43%	9,779,726	4.37%
	2377 W. Foothill, Ste. 18
	Upland, CA 91786

	Steve Ritchie, Director	-	-	1,748,219	0.78%
	2377 W. Foothill, Ste. 18
	Upland, CA 91786
Total:		106,526,018	48.02%	138,733,130	58%

	Officers and Directors as a Group (4 people)	14,282,000	6.44%	20,497,548	9.15%
______________________
(1)	Unless otherwise noted, the security ownership disclosed in this table is of record and beneficial.
(2)
Under Rule 13d-3(d)(1) of the Exchange Act, shares of Common Stock not outstanding, but subject to options, warrants, rights, conversion privileges pursuant to which such shares may be acquired in the next 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the person having such rights, but are not deemed outstanding for the purpose of computing the percentage for such other persons.

(3)	Based on 221,827,128 common shares issued and outstanding as of December 9, 2011

There are no agreements between or among any of the shareholders that would restrict the issuance of shares of Common Stock in a manner that would cause any change in control of the Company. As far as we are aware, there are no voting trusts, pooling arrangements or similar agreements in the place between or among any of the shareholders, nor do the shareholders anticipate the implementation of such an agreement in the near future.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the Actions.

NO DISSENTER’S RIGHTS

Under the CCC, our dissenting stockholders are not entitled to appraisal rights with respect to the Actions, and we will not independently provide our stockholders with any such rights.

SOLICITATION COSTS

We will bear the costs of preparing, assembling and mailing the Information Statement in connection with the Actions.  Arrangements may be made with banks, brokerage houses and other institutions, nominees and fiduciaries, to forward the Information Statement to beneficial owners.  We will, upon request, reimburse those persons and entities for expenses incurred in forwarding this Information Statement to our stockholders.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the Exchange Act and are required to file reports, proxy statements and other information with the SEC regarding our business, financial condition and other matters pursuant to and in accordance with the Exchange Act.  You may read and copy the reports, proxy statements and other information filed by us at the public reference facilities maintained by the SEC at 100 F Street, NE, Room 1580, Washington DC 20549.  Please call the SEC at 1-800-SEC-0330 for additional information about the public reference facilities.  The reports, proxy statements and other information filed with the SEC are also available to the public over the internet at http://www.sec.gov, the internet website of the SEC.

By Order of The Corporation’s Board of Directors,

/s/ Bob Glaser
Bob Glaser, CEO, President and Chairperson of the Board of Directors

/s/ Keith Morlock
Keith Morlock, Secretary and Member of the Board of Directors

/s/ General Steve Ritchie
General Steve Ritchie, Member of the Board of Directors

EXHIBIT A

CERTIFICATE OF AMENDMENT OF
ARTICLES OF INCORPORATION

The undersigned certify that:

1.	They are the president and the secretary, respectively, of SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION, a California corporation (the “Corporation”).

2.	The first paragraph of Article III of the Articles of Incorporation of this Corporation is amended to read as follows:

The total number of shares of stock that the Corporation shall have authority to issue is 110,000,000 consisting of 100,000,000 shares of common stock, par value $0.001 per share ("Common Stock") and 10,000,000 shares of preferred stock, par value $0.001 per share ("Preferred Stock").

On the amendment of this Article, the Corporation shall affect a one for fifteen (1:15) “Reverse Stock Split” of the Corporation’s outstanding shares of Common Stock.  Therefore, for each outstanding fifteen (15) shares of Common Stock, such shares will convert into one share of Common Stock.  The aforementioned Reverse Stock Split shall not affect the number of authorized shares of common and preferred stock of the Corporation as provided above.

3.	The foregoing amendment of Articles of Incorporation has been duly approved by the board of directors.

4.
The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902, California Corporations Code. The total number of outstanding shares of the corporation is 221,827,128. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE:

Bob Glaser, President

Keith Morlock, Secretary